SENIOR HIGH
INCOME
PORTFOLIO, INC.









FUND LOGO








Semi-Annual Report

August 31, 1995









This report, including the financial information herein, is transmitted to the shareholders of Senior High Income Portfolio, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield.

Senior High Income
Portfolio, Inc.
Box 9011
Princeton, NJ
08543-9011






SENIOR HIGH INCOME PORTFOLIO, INC.

The Benefits and
Risks of
Leveraging

Senior High Income Portfolio, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the fund on its longer-term portfolio investments. Since the total assets of the fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the entire portfolio holdings resulting therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the fund were to issue the preferred stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.






DEAR SHAREHOLDER

Senior High Income Portfolio, Inc. seeks to provide shareholders with high current income by investing primarily in senior debt obligations of companies, including portions of corporate loans made by banks and other financial institutions and both privately placed and publicly offered corporate bonds and notes. These securities by and large are rated in the lower rating categories of the established agencies or are unrated, as is commonly the case with bank loans.

For the six-month period ended August 31, 1995, Senior High Income Portfolio, Inc.'s total investment return was +6.69%, based on a change in per share net asset value from $8.94 to $9.06, and assuming reinvestment of $0.454 per share income dividends. During the same period, the net annualized yield of the Portfolio's Common Stock was 10.21%. Since inception (April 30, 1993) through August 31, 1995, the total investment return on the Portfolio's Common Stock was +18.63%, based on a change in per share net asset value from $9.50 to $9.06, and assuming reinvestment of $1.995 pershare income dividends. At the end of the August period the Portfolio was 22.6% leveraged, having borrowed $67 million of its $120 million line of credit available at an average borrowing cost of 5.28%. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

As of August 31, 1995, the Portfolio paid out a regular monthly dividend at an annualized rate of 9.25% so that the Portfolio could maintain a more stable level of distributions. Monthly dividends are limited to the lesser of the targeted monthly dividend rate in effect and the amount of previously undistributed net investment income held by the Portfolio. For Federal income tax purposes, the Portfolio is required to distribute substantially all of its net investment income for each calendar year. All net realized long-term and short-term capital gains, if any, will be distributed to the Portfolio's shareholders annually. The targeted monthly dividend rate has increased from 8.0% since September 1993.

The Environment
The six months ended August 31, 1995 were characterized by an interest-rate environment that proved a mixed blessing for the Portfolio's investments. The steady rise in interest rates, which ended with the Federal Reserve Board's monetary policy tightening in February, had a positive effect on the floating rate portion of the Portfolio while further eroding the values in the fixed-rate high-yield market in line with intermediate-term and long-term US Treasury securities. However, economic data released during the second quarter of 1995 showed evidence of a slowing economy. Gross domestic product growth for the first three months of 1995 was 2.7%, the weakest showing in the prior 18 months. Other signs of a sluggish economy included slowing growth in the manufacturing sector in May and June as well as three consecutive months of declines in the Index of Leading Economic Indicators, an occurrence that has often, but not always, forecast recessions. Therefore, by the end of the June quarter concerns had arisen that the economic soft landing could turn into an actual recession. With the financial markets trading for most of the second quarter on the assumption that interest rates were heading down, the Federal Reserve Board finally reduced the target Federal Funds rate by 25 basis points (0.25%) to 5.75% on July 6. This caused short-term interest rates, such as London Interbank Offered Rate (LIBOR), to fall.

Portfolio Strategy
In light of the current market environment, we continue to weigh the Portfolio just slightly toward senior secured floating-rate bank loans. Currently, 93% of the Portfolio's investments in corporate loans are currently accruing interest at a yield spread above LIBOR. LIBOR has historically tracked very closely with other short-term interest rates in the United States, particularly the Federal Funds rate. Since the average reset on the Portfolio's floating-rate investment is currently 51 days, the potential impact of any sustained increase or decrease on the yield of the Portfolio's floating-rate investments will not be fully realized for at least a comparable time period following any rate change. At August 31, 1995, floating-rate securities made up 51.0% of the market value of the Portfolio's investments, with an additional 47.1% invested in fixed-rate high-yield bonds.

Liquidity in the loan market continued to be extremely strong throughout the reporting period. Demand for bank loans was strong, as banks competed for the fees and high spreads and agenting and investing in leveraged credits. Loan funds continued to see substantial inflows, enhancing already solid demand for funded term loans. In the loan market, both new and secondary issues continued to be well bid, providing strong liquidity at attractive prices. With the continued strength in stock prices and the amount of equity sponsor money presently being raised or sitting on the sidelines, it is likely that more buyout activity will be seen in the remainder of 1995 and into 1996.

The August period, and July in particular, were good for the capital markets, including high-yield bonds. During July, the Federal Reserve Board eased monetary policy, recession fears disappeared because of stronger economic data releases, yield spreads tightened, and the Standard & Poor's 500 stock index gained more than 3.2%, boosted by another quarter of solid corporate earning results. Most sectors reported earnings strength, with technology and banking particularly strong.

High-yield bonds rallied along with Treasury securities to close out the August period well above first-quarter levels. The Merrill Lynch Master High Yield Index has posted consecutive positive weekly returns thus far in 1995. With 14 consecutive weeks of inflows of at least $100 million per week into high-yield mutual funds and the absence of any real forward calendar until late in the August period, secondary market prices were bid up during the six months ending August 31, 1995. As more new issues were registered in May, secondary activity stalled and the rallying Treasury market left the high-yield bond market behind. The spread between the Merrill Lynch High Yield Master Index and ten-year Treasury securities widened to as much as 362 basis points by the end of August. Intramarket risk premiums also widened, with the BB/B spread increasing because of crossover buyers' interest in higher-quality issues and uncertainty about the direction of the economy. This tiering occurred as high-yield investors increasingly focused on credit quality. Defensive or solidly capitalized BB-rated credits were often several times oversubscribed at new issue and traded well in the secondary market. Cyclical and less well-capitalized B-rated credits often offered premium coupons, equity "kickers" and tighter covenants to attract some of the more aggressive buyers to new issues.

There was some flight to less cyclical industries that are perceived to have healthier and more stable cash flows in a downturn. As a result, the cable, super-market and healthcare sectors all experienced tightening of spreads. Carrying over a common theme from 1994, investors treated issuers reporting disappointing performance harshly. This was particularly true of the retail segment where disappointing numbers for companies such as Color Tile Inc. sent their bonds down sharply.

We continue to focus on buying higher-yielding, improving-quality cyclical credits. Fundamental support for these bonds should continue to be strong as long as there are signs of moderate growth and little inflation. Our investments in the building products com-panies reflect this philosophy as well as our emphasis on the retail, shipping, steel, chemicals and paper industries. These strategies benefited the total return of the Portfolio for the August period. We continue to focus on those issues with a maturity of 10 years or fewer that generally have five-year call protection.

At August 31, 1995, cash equivalents totaled 1.7% of total assets. The Portfolio's average stated maturity was 6.7 years, but was expected to have a much shorter real average life because of the typically shorter average life of bank loans which are freely prepayable without call protection. The Portfolio is diversified in the floating-rate portion in 29 investments across 18 industries, and in the fixed-rate portion with 63 investments across 33 industries. The largest industry concentrations are in paper (12.4% of total assets), broadcast/media (8.1%), retail specialty (8.1%), metals (6.6%), and aerospace (4.8%).

Stronger companies are taking advantage of attractive public debt and equity markets to improve their balance sheets. These trends translated into continued low default rates in both the bank loan and bond markets, although default rates have been higher than in 1994. Therefore, our primary strategy for the Portfolio was and will continue to be focusing on those companies that we believe are undervalued by the market or are generating improved earnings trends. The industry focus is on companies that have leading market shares, strong management and good cash flows. This strategy is reflected in our holdings of such cyclicals as Jefferson Smurfit/Container Corp. of America, Stone Container Corp., Algoma Steel, Inc., Bruno's Supermarkets, Continental Cablevision, Inc., and Host Marriott Corp. Instead of looking for yield in the bank loan market, we will consider lower-coupon issues that could become investment grade in a relatively short time frame and provide liquidity in the interim. When neither attractive bank loan nor high-yield bond investment opportunities are available, the excess cash was and will continue to be used to reduce the Portfolio's leverage facility.

Sincerely,






(Arthur Zeikel)
Arthur Zeikel
President






(R. Douglas Henderson)
R. Douglas Henderson
Vice President and Portfolio Manager



October 17, 1995

SCHEDULE OF INVESTMENTS
                   S&P    Moody's      Face                                                                    Value
INDUSTRIES        Rating   Rating     Amount              Corporate Debt Obligations             Cost        (Note 1b)
Advertising--2.2% B+       B1    $   5,000,000    Lamar Advertising Co., Senior Secured
                                                  Notes, 11% due 5/15/2003                   $  5,056,250   $  5,050,000


Aerospace--6.2%                                   Aviall, Inc., Term Loan, Tranche B, due
                                                  11/30/2000:*
                  NR++     NR++        176,471      9.13% to 9/07/1995                            176,471        176,471
                  NR++     NR++      1,266,653      9.75% to 9/07/1995                          1,266,653      1,266,653
                  NR++     NR++      3,529,412      9.25% to 10/10/1995                         3,529,412      3,529,412
                  NR++     NR++      4,500,000    Gulfstream Delaware Corp., Term Loan,
                                                  due 3/31/1998, 9% to 9/08/1995*               4,500,000      4,500,000
                  B        B2        2,000,000    Talley Manufacturing & Technology, Inc.,
                                                  Senior Discount Debentures, 10.75% due
                                                  10/15/2003                                    2,030,000      2,020,000
                  BB-      B1        3,000,000    UNC, Inc., Senior Notes, 9.125% due
                                                  7/15/2003                                     3,000,000      2,868,750
                                                                                             ------------   ------------
                                                                                               14,502,536     14,361,286


Agricultural      B        B3        2,000,000    Fresh Del Monte Produce N.V., Series A,
Products--0.7%                                    Senior Notes, 10% due 5/01/2003               2,025,000      1,600,000


Airlines--1.9%    NR++     NR++      4,463,919    Northwest Airlines, Term Loan, due
                                                  6/15/1997, 9.125% to 10/20/1995*              4,463,919      4,463,919


Automotive                                        Harvard Industries, Inc., Senior Notes:
Products--2.0%    B        B2        1,500,000      12% due 7/15/2004                           1,500,000      1,578,750
                  B+       B3        1,000,000      11.125% due 8/01/2005***                    1,000,000      1,012,500
                  NR++     Ba3       2,000,000    Walbro Corp., Senior Notes, 9.875%
                                                  due 7/15/2005***                              1,996,520      1,990,000
                                                                                             ------------   ------------
                                                                                                4,496,520      4,581,250

Broadcast/                                        American Media, Term Loan B, due
Media--9.6%                                       9/30/2002:*
                  NR++     Ba2          25,000      10.25% to 9/30/1995                            25,000         25,000
                  NR++     Ba2       4,950,000      8.44% to 11/22/1995                         4,950,000      4,950,000
                  NR++     B2        1,500,000    Benedek Broadcasting, 11.875% due
                                                  3/01/2005***                                  1,500,000      1,567,500
                                                  Continental Cablevision, Inc., Senior
                                                  Notes:
                  BB+      Ba2       2,500,000      8.625% due 8/15/2003                        2,500,000      2,500,000
                  BB-      B1        2,500,000      9.125% due 11/01/2004***                    2,500,000      2,500,000
                  NR++     B3        2,000,000    Granite Broadcasting Corp., 10.375%
                                                  due 5/15/2005***                              2,000,000      2,027,500
                  NR++     NR++      2,500,000    Marcus Cable Co., Term Loan B, due
                                                  4/30/2004, 10.25% to 9/30/1995*               2,500,000      2,500,000
                                                  U.S. Radio Inc., Term Loan A, due
                                                  12/31/2001:*
                  NR++     NR++        865,477      9.4375% to 9/29/1995                          865,477        865,477
                  NR++     NR++        822,203      8.875% to 10/30/1995                          822,203        822,203
                                                  U.S. Radio Inc., Term Loan B, due
                                                  9/23/2003:*
                  NR++     NR++      1,130,109      10.4375% to 9/29/1995                       1,130,109      1,130,109
                  NR++     NR++      1,138,937      9.875% to 10/30/1995                        1,138,937      1,138,937
                  B        B2        2,000,000    Young Broadcasting Corp., 10.125%
                                                  due 2/15/2005***                              2,000,000      2,080,000
                                                                                             ------------   ------------
                                                                                               21,931,726     22,106,726


Building &        B+       Ba3       2,250,000    US Homes Corp., Senior Notes, 9.75%
Construction                                      due 6/15/2003                                 2,250,000      2,216,250
--0.9%


Building          BB-      Ba3       1,000,000    Schuller International Group, 10.875%
Products--0.5%                                    due 12/15/2004                                1,000,000      1,097,500


Carbon &          NR++     NR++      2,436,892    UCAR International Inc., Term Loan B,
Graphite                                          due 1/31/2003, 8.875% to 9/08/1995*           2,436,892      2,436,892
Products--2.2%    NR++     NR++      1,275,601    UCAR International Inc., Term Loan C,
                                                  due 7/31/2003, 9.375% to 9/08/1995*           1,275,601      1,275,601
                  NR++     NR++      1,275,601    UCAR International Inc., Term Loan D,
                                                  due 2/02/2004, 10.0625% to 11/08/1995*        1,275,601      1,275,601
                                                                                             ------------   ------------
                                                                                                4,988,094      4,988,094

Casinos-- 5.0%    B+       B2        4,500,000    GB Property Funding Corp., First
                                                  Mortgage Notes, 10.875% due 1/15/2004         4,500,000      3,915,000
                                                  Harrah's Jazz Co., Term Loan B, due
                                                  9/30/1999:*
                  NR++     NR++      2,500,000      9.125% to 10/23/1995                        2,500,000      2,500,000
                  NR++     NR++      5,000,000      9.1875% to 12/21/1995                       5,000,000      5,000,000
                                                                                             ------------   ------------
                                                                                               12,000,000     11,415,000


Chemicals--2.8%   BB+      Ba2       1,000,000    Borden Chemicals and Plastic, L.P.,
                                                  9.50% due 5/01/2005                           1,000,000      1,005,000
                  BB-      B1        1,000,000    Huntsman Chemical Corp., Senior
                                                  Notes, 11% due 4/15/2004                      1,015,000      1,082,500
                  NR++     NR++      4,311,326    Inspec Chemical Corp., Term Loan B,
                                                  due 12/02/2000, 8.50% to 9/29/1995*           4,311,326      4,311,326
                                                                                             ------------   ------------
                                                                                                6,326,326      6,398,826


Computers--1.0%   BB-      Ba3       2,100,000    Dell Computer Corp., Senior Notes,
                                                  11% due 8/15/2000                             2,118,375      2,304,750


Consumer          NR++     NR++      5,000,000    CHF/Ebel USA Inc., Term Loan B,
Products--3.3%                                    due 9/30/2001, 9.1328% to 10/30/1995*         5,000,000      5,000,000
                  B+       Ba3       2,000,000    Coty Inc., 10.25% due 5/01/2005               2,000,000      2,060,000
                  B+       B2        1,000,000    Drypers Corp., Series B, Senior Notes,
                                                  12.50% due 11/01/2002                         1,050,000        450,000
                                                                                             ------------   ------------
                                                                                                8,050,000      7,510,000


Containers--1.7%  B+       Ba3       4,000,000    Sweetheart Cup Co., Senior Secured
                                                  Notes, 9.625% due 9/01/2000                   4,000,000      3,940,000


Diversified--4.7% B+       B1        3,000,000    Essex Group Inc., 10% due 5/01/2003           3,041,250      2,940,000
                  NR++     NR++      2,119,370    Figgie International, Fixed Rate Loan,
                                                  due 1/01/1996, 10.75% to 9/30/1995*           2,119,370      2,119,370
                  B+       B2        1,000,000    J.B. Poindexter & Co., 12.50% due
                                                  5/15/2004                                       973,963        940,000
                  NR++     NR++      4,813,625    Thermadyne Co., Term Loan B, due
                                                  2/01/2001, 8.875% to 9/07/1995*               4,813,625      4,813,625
                                                                                             ------------   ------------
                                                                                               10,948,208     10,812,995

Drug              NR++     NR++      4,047,107    Duane Reade Co., Term Loan A, due
Stores--4.6%                                      9/30/1997, 8.875% to 11/30/1995*              4,047,107      4,047,107
                  NR++     NR++      1,500,000    Duane Reade Co., Term Loan B, due
                                                  9/30/1999, 9.375% to 11/30/1995*              1,500,000      1,500,000
                  BA3      Ba3       4,962,312    Thrifty Payless Inc., Term Loan B,
                                                  due 9/30/2001, 9.0625% to 9/22/1995*          4,962,312      4,962,312
                                                                                             ------------   ------------
                                                                                               10,509,419     10,509,419


Educational       B        B3        5,000,000    La Petite Holdings Corp., Senior
Services--2.0%                                    Secured Notes, 9.625% due 8/01/2001           5,000,000      4,550,000




SCHEDULE OF INVESTMENTS (continued)
                   S&P    Moody's      Face                                                                    Value
INDUSTRIES        Rating   Rating     Amount              Corporate Debt Obligations             Cost        (Note 1b)
Electrical                                        Berg Electronics Inc., Term Loan B,
Instruments                                       due 3/31/2001:*
--0.9%            NR++     NR++     $    8,333      8.94% to 9/29/1995                       $      8,333   $      8,333
                  NR++     NR++      1,966,667      8.94% to 11/27/1995                         1,966,667      1,966,667
                                                                                             ------------   ------------
                                                                                                1,975,000      1,975,000


Energy--1.1%      BB-      B1        2,500,000    Ferrellgas Partners, L.P., Series B,
                                                  Floating Rate Senior Notes, 9% due
                                                  8/01/200                                     12,489,039      2,493,750


Fertilizer--2.1%  BB-      B1        3,750,000    Sherritt Gordon Ltd., Senior Notes,
                                                  9.75% due 4/01/2003                           3,762,500      3,787,500
                  BB-      B1        1,000,000    Sherritt, Inc., USD Debentures, 10.50%
                                                  due 3/31/2014                                 1,000,000      1,015,000
                                                                                             ------------   ------------
                                                                                                4,762,500      4,802,500


Food &            NR++     NR++      4,000,000    G. Heileman Brewing Co., Term Loan B,
Beverage--5.9%                                    due 12/31/2000, 9.6875% to 10/13/1995*        4,000,000      4,000,000
                  B+       B1        5,000,000    Royal Crown Corp., Senior Secured Notes,
                                                  9.75% due 8/01/2000                           5,000,000      4,650,000
                                                  Specialty Foods Corp., Term Loan B,
                                                  due 4/30/2001:*
                  NR++     NR++      1,666,667      8.1875% to 9/21/1995                        1,666,667      1,666,667
                  NR++     NR++      1,666,667      8.125% to 10/20/1995                        1,666,667      1,666,667
                  NR++     NR++      1,666,667      8.0625% to 1/22/1996                        1,666,667      1,666,667
                                                                                             ------------   ------------
                                                                                               14,000,001     13,650,001

Forest            BB-      Ba3       1,000,000    Mallette Inc., Senior Secured Notes,
Products--2.3%                                    12.25% due 7/15/2004                          1,000,000      1,110,000
                  BB-      Ba3       2,000,000    Rainy River Forest Products, 10.75%
                                                  due 10/15/2001                                1,995,574      2,140,000
                  BB       B1        2,000,000    Tembec Finance Corp., 9.875% due
                                                  9/30/2005                                     2,000,000      2,000,000
                                                                                             ------------   ------------
                                                                                                4,995,574      5,250,000


Grocery--6.0%     B-       B3        4,000,000    Bruno's Supermarkets, 10.50% due
                                                  8/01/2005                                     4,000,000      3,890,000
                  B+       NR++      1,979,000    Homeland Stores, Inc., Series D,
                                                  Floating Rate Senior Secured Notes,
                                                  9.062% due 2/28/1997 (1)                      1,979,000      1,959,210
                  NR++     Ba3       4,151,701    Pathmark Stores, Inc., Term Loan B,
                                                  due 10/31/1999, 8.9375% to 11/30/1995*        4,151,701      4,151,701
                  BB-      Ba3       1,000,000    The Penn Traffic Company, Senior Notes,
                                                  8.625% due 12/15/2003                         1,000,000        855,000
                  B-       B2        2,000,000    Pueblo Xtra International, Inc.,
                                                  Senior Notes, 9.50% due 8/01/2003             2,000,000      1,860,000
                  B+       B3        1,000,000    Stater Brothers Holdings, Inc., Senior
                                                  Notes, 11% due 3/01/2001                      1,000,000        985,000
                                                                                             ------------   ------------
                                                                                               14,130,701     13,700,911


Health            B        B2        2,500,000    Charter Medical Corp., Senior Sub-
Services--3.7%                                    ordinated Notes, 11.25% due 4/15/2004         2,500,000      2,681,250
                  B        B2        1,000,000    Integrated Health Services, Inc., Senior
                                                  Subordinated Notes, 10.75% due 7/15/2004      1,000,000      1,065,000
                  B        B1        5,200,000    MEDIQ/PRN Life Support Services, Inc.,
                                                  Senior Secured Notes, 11.125% due
                                                  7/01/1999                                     5,409,000      4,836,000
                                                                                             ------------   ------------
                                                                                                8,909,000      8,582,250


Hotels--0.8%      NR++     NR++      2,000,000    Four Seasons Hotels Inc., Notes, 9.125%
                                                  due 7/01/2000***                              1,934,018      1,940,000


Leasing & Rental  B-       B2        2,000,000    Cort Furniture Rental Corp., Senior
Services--3.9%                                    Notes, 12% due 9/01/2000                      1,999,397      1,950,000
                                                  Prime Acquisition, Term Loan, due
                                                  12/31/2000:*
                  NR++     NR++      1,600,000      9.0625% to 9/05/1995                        1,600,000      1,600,000
                  NR++     NR++      1,780,000      9.0313% to 10/03/1995                       1,780,000      1,780,000
                  NR++     NR++      1,600,000      8.875% to 11/06/1995                        1,600,000      1,600,000
                  BB-      B1        2,000,000    The Scotsman Group, Inc., Senior
                                                  Secured Notes, 9.50% due 12/15/2000           2,000,000      1,965,000
                                                                                             ------------   ------------
                                                                                                8,979,397      8,895,000

Leisure &         B-       B3        1,500,000    Alliance Entertainment Corp.,
Entertain-                                        11.25% due 7/15/2005***                       1,500,000      1,492,500
ment--0.6%


Manufacturing     B-       B3        1,000,000    Crain Industries Inc., 13.50% due
--2.0%                                            8/15/2005***                                  1,000,000      1,005,000
                  B+       B1        3,623,000    Foamex L.P., Senior Secured Notes,
                                                  9.50% due 6/01/2000                           3,643,000      3,532,425
                                                                                             ------------   ------------
                                                                                                4,643,000      4,537,425


Marking           B+       B2        1,000,000    Monarch Acquisition Corp., 12.50% due
Devices--0.4%                                     7/01/2003***                                  1,000,000      1,015,000


Metals--8.3%      B        B1        1,000,000    Algoma Steel, Inc.,12.375% due 7/15/2005        902,167        920,000
                  B        B2        3,000,000    Bayou Steel Corp., First Mortgage Notes,
                                                  10.25% due 3/01/2001                          3,000,000      2,835,000
                  B        B1        1,000,000    Gulf States Steel Corp., 13.50% due
                                                  4/15/2003***                                    989,286        970,000
                  NR++     NR++      2,000,000    Renco Metals, Inc., 12% due 7/15/2000         1,971,999      2,100,000
                  B+       B2        2,000,000    Republic Engineered Steel, Inc., First
                                                  Mortgage Notes, 9.875% due 12/15/2001         2,000,000      1,860,000
                  B-       B3        5,000,000    Russell Metals, 10.25% due 6/15/2000          5,011,250      4,637,500
                  B+       B1        3,000,000    WCI Steel Inc., Senior Notes, 10.50%
                                                  due 3/01/2002                                 3,000,000      2,940,000
                  B        B2        3,000,000    Weirton Steel Corp., Senior Notes,
                                                  10.75% due 6/01/2005***                       2,955,558      2,760,000
                                                                                             ------------   ------------
                                                                                               19,830,260     19,022,500


Musical           NR++     B3        1,000,000    Selmer Co. Inc., 11% due 5/15/2005***         1,000,000        960,000
Instruments
--0.4%

Paper--16.3%                                      Fort Howard Corp., Term Loan B, due
                                                  12/31/2002:*
                  NR++     Ba3       5,000,000      9% to 9/19/1995                             5,000,000      5,000,000
                  NR++     Ba3       5,000,000      8.88% to 12/19/1995                         5,000,000      5,000,000
                  B        B3        1,000,000    Gaylord Container Corp., Senior Notes,
                                                  11.50% due 5/15/2001                          1,000,000      1,052,500
                                                  Jefferson Smurfit/Container Corp. of
                                                  America, Term Loan B, due 4/30/2002:*
                  NR++     B1          375,000      9.4375% to 9/25/1995                          375,000        375,000
                  NR++     B1        1,633,333      8.9375% to 10/20/1995                       1,633,333      1,633,333
                                     6,833,333      9.375% to 10/24/1995                        6,833,333      6,833,333
                                                  Repap New Brunswick Inc.:
                  BB-      Ba3       2,000,000      9.50% due 7/15/2000                         2,027,500      1,995,000
                  BB-      Ba3       1,000,000      9.875% due 7/15/2000                        1,000,000      1,000,000
                  NR++     Ba2       7,500,000    S.D. Warren Co., Term Loan B, due
                                                  12/19/2002, 8.94% to 9/25/1995*               7,500,000      7,500,000
                                                  Stone Container Corp., Canadian Tender
                                                  Loan, due 4/01/2000:*
                  NR++     Ba3       3,450,000      9% to 9/18/1995                             3,450,000      3,450,000
                  NR++     Ba3       3,712,500      9% to 10/16/1995                            3,712,500      3,712,500
                                                                                             ------------   ------------
                                                                                               37,531,666     37,551,666



SCHEDULE OF INVESTMENTS (concluded)
                   S&P    Moody's      Face                                                                    Value
INDUSTRIES        Rating   Rating     Amount              Corporate Debt Obligations             Cost        (Note 1b)
Printing &        NR++     NR++     $2,496,728    Ziff Davis Acquisition Corp., Term
Publishing--2.1%                                  Loan B, due 12/31/2001, 9.4375% to
                                                  9/28/1995*                                 $  2,496,728   $  2,496,728
                  NR++     NR++      2,351,725    Ziff Davis Acquisition Corp., Term
                                                  Loan C, due 12/31/2002, 9.9375% to
                                                  9/28/1995*                                    2,351,725      2,351,725
                                                                                             ------------   ------------
                                                                                                4,848,453      4,848,453

Restaurant--1.7%  BB-      B1        4,000,000    Host Marriott Corp., 9.50% due
                                                  5/15/2005***                                  3,895,573      3,830,000


Retail--          CCC+     B2        2,500,000    Color Tile Inc., Senior Notes, 10.75%
Specialty--9.9%                                   due 12/15/2001                                2,500,000      1,000,000
                                                  Federated Department Stores, Inc.,
                                                  Term Loan, due 3/31/2000:*
                  NR++     Ba1       3,125,000      7.4375% to 9/25/1995                        3,125,000      3,125,000
                  NR++     Ba1       1,875,000      7% to 9/29/1995                             1,875,000      1,875,000
                                                  Music Acquisition Corp., Term Loan B,
                                                  due 2/28/2001:*
                  NR++     NR++      1,812,500      8.875% to 9/18/1995                         1,812,500      1,812,500
                  NR++     NR++      3,062,500      8.9375% to 9/21/1995                        3,062,500      3,062,500
                  NR++     NR++      9,912,700    Saks & Co., Term Loan, Tranche B, due
                                                  6/30/2000, 9.25% to 11/09/1995*               9,912,700      9,912,700
                  B+       B1        2,000,000    Specialty Retailers, Inc., Series A,
                                                  Senior Notes, 10% due 8/15/2000               2,000,000      1,930,000
                                                                                             ------------   ------------
                                                                                               24,287,700     22,717,700


Security          NR++     NR++      4,194,740    Alert Centre Inc., Term Loan, due
Systems--1.8%                                     8/01/2001, 8.875% to 9/05/1995*               4,194,740      4,194,740


Shipping--1.0%    BB-      Ba2       1,000,000    Eletson Holdings, Inc., 9.25% due
                                                  11/15/2003                                      915,978        960,000
                  B-       B3        1,500,000    OMI Corp., Senior Notes, 10.25% due
                                                  11/01/2003                                    1,500,000      1,275,000
                                                                                             ------------   ------------
                                                                                                2,415,978      2,235,000


Utilities--2.5%   B+       B1        2,000,000    Beaver Valley Funding, 8.625% due
                                                  6/01/2007                                     1,698,283      1,751,080
                  BB       Ba2       2,000,000    Cleveland Electric Illuminating,
                                                  Inc., 9.50% due 5/15/2005                     1,996,229      2,002,800
                  B        Ba3       2,000,000    Public Service Company of New Mexico,
                                                  10.30% due 1/15/2014                          2,020,000      2,059,500
                                                                                             ------------   ------------
                                                                                                5,714,512      5,813,380


Warehousing &     D        Caa       2,000,000    Americold Corp., First Mortgage Bonds,
Storage--2.8%                                     Series B, 11.50% due 3/01/2005                2,045,000      1,940,000
                  NR++     NR++      4,581,250    Pierce Leahy Corp., Term Loan, Tranche
                                                  A, due 6/30/2001, 9.125% to 9/29/1995*        4,581,250      4,581,250
                                                                                             ------------   ------------
                                                                                                6,626,250      6,521,250

                                                  Total Corporate Debt
                                                  Obligations--127.8%                         299,329,735    293,935,041


                                      Shares
                                       Held                   Warrants


Leasing & Rental  NR++     NR++         66,000    Cort Furniture Rental Corp. (a)                     760         82,500
Services--0.0%


Metals--0.0%      NR++     NR++          1,000    Gulf States Steel Corp. (a)                      11,000          1,500

                                                  Total Warrants--0.0%                             11,760         84,000


                                       Face
                                      Amount           Short-Term Securities


Commercial                           $ 178,000    General Electric Capital Corp.,
Paper**--0.1%                                     5.82% due 9/01/1995                             178,000        178,000

                                                  Total Short-Term Securities--0.1%               178,000        178,000


                                                  Total Investments--127.9%                  $299,519,495    294,197,041
                                                                                             ============
                                                  Liabilities in Excess of Other
                                                  Assets--(27.9%)                                            (64,183,003)
                                                                                                            ------------
                                                  Net Assets--100.0%                                        $230,014,038
                                                                                                            ============


               (1)Interest rate resets quarterly and is based on the three month
                  LIBOR (London Interbank Offered Rate), plus an interest rate spread of three hundred basis points.
               (a)Warrants entitle the fund to purchase a predetermined number of shares of common stock/face amount of bonds. The purchase price and number of shares/face amount are subject to adjustments under certain conditions until the expiration date.
                ++Not Rated.
                 *Floating or Variable Rate Corporate Loans--The interest rates on floating or variable rate corporate loans are subject to change periodically based on the change in the prime rate of a US Bank,
                  LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate. The interest rates shown are those in effect at
                  August 31, 1994.
                **Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the fund.
               ***Restricted securities as to resale. The value of the fund's investment in restricted securities was $25,150,000, representing
                  10.93% of net assets.

                                                           Acquisition                     Value
                  Issue                                       Dates          Cost        (Note 1b)

                  Alliance Entertainment Corp.,
                  11.25% due 7/15/2005                       7/25/1995   $  1,500,000   $  1,492,500

                  Benedek Broadcasting,
                  11.875% due 3/01/2005                      3/03/1995      1,500,000      1,567,500

                  Continental Cablevision, Inc.,
                  Senior Notes, 9.125% due
                  11/01/2004                                 7/20/1995      2,500,000      2,500,000

                  Crain Industries Inc.,
                  13.50% due 8/15/2005                       8/29/1995      1,000,000      1,005,000

                  Four Seasons Hotels Inc., Notes,
                  9.125% due 7/01/2000                       1/25/1994      1,934,018      1,940,000

                  Granite Broadcasting Corp.,
                  10.375% due 5/15/2005                      5/12/1995      2,000,000      2,027,500

                  Gulf States Steel Corp.,
                  13.50% due 4/15/2003                       8/08/1995        989,286        970,000

                  Harvard Industries, Inc., Senior
                  Notes, 11.125% due 8/01/2005               7/28/1995      1,000,000      1,012,500

                  Host Marriott Corp.,                    5/18/1995 to
                  9.50% due 5/15/2005                        7/31/1995      3,895,573      3,830,000

                  Monarch Acquisition Corp.,
                  12.50% due 7/01/2003                       6/23/1995      1,000,000      1,015,000

                  Selmer Co. Inc., 11% due
                  5/15/2005                                  5/25/1995      1,000,000        960,000

                  Weirton Steel Corp., Senior Notes,
                  10.75% due 6/01/2005                       6/05/1995      2,955,558      2,760,000

                  Walbro Corp., Senior Notes,             7/27/1995 to
                  9.875% due 7/15/2005                       8/08/1995      1,996,520      1,990,000

                  Young Broadcasting Corp.,
                  10.125% due 2/15/2005                      6/07/1995      2,000,000      2,080,000

                  Total                                                   $25,270,955    $25,150,000
                                                                          ===========    ===========



                  See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of August 31, 1995
Assets:             Investments, at value (identified cost--$299,519,495) (Note 1b)                         $294,197,041
                    Cash                                                                                         308,236
                    Receivables:
                      Interest                                                             $  4,889,035
                      Securities sold                                                         1,039,632        5,928,667
                                                                                           ------------
                    Deferred facility expenses (Note 6)                                                           43,829
                    Deferred organization expenses (Note 1f)                                                      69,749
                    Prepaid expenses and other assets                                                              1,142
                                                                                                            ------------
                    Total assets                                                                             300,548,664
                                                                                                            ------------


Liabilities:        Payables:
                      Loans (Note 6)                                                         67,000,000
                      Dividends to shareholders (Note 1g)                                       666,472
                      Interest on loans (Note 6)                                                318,544
                      Investment adviser (Note 2)                                               121,906
                      Commitment fees                                                            18,910       68,125,832
                                                                                           ------------
                    Deferred income (Note 1e)                                                                  2,293,186
                    Accrued expenses and other liabilities                                                       115,608

                    Total liabilities                                                                         70,534,626
                                                                                                            ------------


Net Assets:         Net assets                                                                              $230,014,038
                                                                                                            ============


Capital:            Common Stock, par value $.10 per share; 200,000,000 shares
                    authorized (25,388,292 shares issued and outstanding)                                   $  2,538,829
                    Paid-in capital in excess of par                                                         238,288,358
                    Undistributed investment income--net                                                       4,711,731
                    Accumulated realized capital losses on investments--net (Note 7)                         (10,202,426)
                    Unrealized depreciation on investments--net                                               (5,322,454)
                                                                                                            ------------
                    Total capital--Equivalent to $9.06 net asset value per share of
                    Common Stock (market price--$9.00)                                                      $230,014,038
                                                                                                            ============


                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Six Months Ended August 31, 1995
Investment Income   Interest and discount earned                                                            $ 15,412,894
(Note 1e):          Facility and other fees                                                                      443,347
                                                                                                            ------------
                    Total income                                                                              15,856,241
                                                                                                            ------------


Expenses:           Loan interest expense fees (Note 6)                                                        2,449,893
                    Investment advisory fees (Note 2)                                                            753,069
                    Professional fees                                                                             53,399
                    Accounting services (Note 2)                                                                  50,796
                    Borrowing costs (Note 6)                                                                      48,452
                    Facility fee amortization (Note 6)                                                            43,101
                    Transfer agent fees (Note 2)                                                                  35,688
                    Printing and shareholder reports                                                              33,690
                    Amortization of organization expenses (Note 1f)                                               18,997
                    Custodian fees                                                                                16,716
                    Directors' fees and expenses                                                                  13,241
                    Pricing services                                                                               3,660
                    Listing fees                                                                                     136
                    Other                                                                                         18,562
                                                                                                            ------------
                    Total expenses                                                                             3,539,400
                                                                                                            ------------
                    Investment income--net                                                                    12,316,841
                                                                                                            ------------


Realized &          Realized loss on investments--net                                                         (1,408,602)
Unrealized Gain     Change in unrealized depreciation on investments--net                                      3,627,410
(Loss) on                                                                                                   ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $ 14,535,649
--Net (Notes                                                                                                ============
1c, 1e & 3):


                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six         For the
                                                                                           Months Ended      Year Ended
                                                                                             August 31,      February 28,
                    Increase (Decrease) in Net Assets:                                          1995             1995
Operations:         Investment income--net                                                 $ 12,316,841     $ 22,904,509
                    Realized loss on investments--net                                        (1,408,602)      (8,793,344)
                    Change in unrealized appreciation(depreciation) on
                    investments--net                                                          3,627,410      (13,013,937)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     14,535,649        1,097,228
                                                                                           ------------     ------------


Dividends &         Investment income--net                                                  (11,528,645)     (21,343,397)
Distributions to    Realized gain on investments--net                                                --       (1,784,188)
Shareholders                                                                               ------------     ------------
(Note 1g):
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (11,528,645)     (23,127,585)
                                                                                           ------------     ------------


Capital Share       Offering costs resulting from the issuance of Common Stock                       --          (85,747)
Transactions        Value of shares issued to Common Stock shareholders in
(Note 4):           reinvestment of dividends and distributions                                      --          781,304
                                                                                           ------------     ------------
                    Net increase in net assets resulting from capital share
                    transactions                                                                     --          695,557
                                                                                           ------------     ------------


Net Assets:         Total increase (decrease) in net assets                                   3,007,004      (21,334,800)
                    Beginning of period                                                     227,007,034      248,341,834
                                                                                           ------------     ------------
                    End of period*                                                         $230,014,038     $227,007,034
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  4,711,731     $  3,923,535
                                                                                           ============     ============

                    See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

                    For the Six Months Ended August 31, 1995
Cash Provided by    Net increase in net assets resulting from operations                                    $ 14,535,649
Operating           Adjustments to reconcile net increase in net assets resulting
Activities:         from operations to net cash
                    provided by operating activities:
                      Decrease in receivables                                                                    447,796
                      Increase in other assets                                                                    (1,042)
                      Decrease in other liabilities                                                             (138,530)
                      Realized and unrealized loss on investments--net                                        (2,218,808)
                      Amortization of premium and discount                                                      (638,588)
                                                                                                            ------------
                    Net cash provided by operating activities                                                 11,986,477
                                                                                                            ------------


Cash Provided by    Proceeds from sales of long-term investments                                              99,530,806
Investing           Purchases of long-term investments                                                       (88,993,018)
Activities:         Purchases of short-term investments                                                     (114,374,230)
                    Proceeds from sales and maturities of short-term investments                             118,304,000
                                                                                                            ------------
                    Net cash provided by investing activities                                                 14,467,558
                                                                                                            ------------


Cash Used for       Short-term borrowings                                                                    (15,000,000)
Financing           Dividends paid to shareholders                                                           (11,569,681)
Activities:                                                                                                 ------------
                    Net cash used for financing activities                                                   (26,569,681)
                                                                                                            ------------


Cash:               Net increase in cash                                                                        (115,646)
                    Cash at beginning of period                                                                  423,882
                                                                                                            ------------
                    Cash at end of period                                                                   $    308,236
                                                                                                            ============


Cash Flow           Cash paid for interest                                                                  $  2,566,471
Information:                                                                                                ============


                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have been
                    derived from information provided in the financial        For the Six     For the      For the Period
                    statements.                                              Months Ended   Year Ended    April 30, 1993++
                                                                               August 31,    Feb. 28,       to Feb. 28,
                    Increase (Decrease) in Net Asset Value:                     1995++++       1995++++        1994
Per Share           Net asset value, beginning of period                     $       8.94   $       9.82    $       9.50
Operating                                                                    ------------   ------------    ------------
Performance:        Investment income--net                                            .49            .90             .70
                    Realized and unrealized gain (loss) on invest-
                    ments--net                                                        .08           (.87)            .25
                                                                             ------------   ------------    ------------
                    Total from investment operations                                  .57            .03             .95
                                                                             ------------   ------------    ------------
                    Less dividends and distributions from:
                      Investment income--net                                         (.45)          (.84)           (.61)
                      Realized gain on investments--net                                --           (.07)           (.02)
                                                                             ------------   ------------    ------------
                    Total dividends and distributions                                (.45)          (.91)           (.63)
                                                                             ------------   ------------    ------------
                    Net asset value, end of period                           $       9.06   $       8.94    $       9.82
                                                                             ============   ============    ============
                    Market price per share, end of period                    $       9.00   $      8.625    $      9.375
                                                                             ============   ============    ============


Total Investment    Based on net asset value per share                              6.69%+++        .82%          10.28%+++
Return:**                                                                    ============   ============    ============
                    Based on market price per share                                 9.85%+++       1.87%            .02%+++
                                                                             ============   ============    ============


Ratios to Average   Expenses, net of reimbursement and excluding
Net Assets:         interest expense                                                 .94%*          .80%            .67%*
                                                                             ============   ============    ============
                    Expenses, net of reimbursement                                  3.05%*         2.46%           1.61%*
                                                                             ============   ============    ============
                    Expenses                                                        3.05%*         2.46%           1.75%*
                                                                             ============   ============    ============
                    Investment income--net                                         10.61%*         7.07%           7.33%*
                                                                             ============   ============    ============


Supplemental        Net assets, end of period (in thousands)                 $    230,014   $    227,007    $    248,342
Data:                                                                        ============   ============    ============
                    Portfolio turnover                                             29.99%         44.81%          52.73%
                                                                             ============   ============    ============

      V

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.





NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Senior High Income Portfolio, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period represented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol ARK.

(a) Corporate debt obligations--The Fund invests principally in senior debt obligations ("Senior Debt") of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services, which determine prices for normal, institutional-size trading units. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps, and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund. Since corporate loans are purchased and sold primarily at par value, the Fund values the loans at par, unless Fund Asset Management, L.P. ("FAM") determines par does not represent fair value. In the event such a determination is made, fair value will be determined in accordance with guidelines approved by the Fund's Board of Directors. Obligations with remaining maturities of sixty days or less are valued at amortized cost unless this method no longer produces fair valuations.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.



NOTES TO FINANCIAL STATEMENTS (concluded)


* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below), a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted to income over the term of the related loan.

(f) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of distributions.

2. Investment Advisory Agreement with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

Accounting services are provided to the Fund by FAM at cost.

During the six months ended August 31, 1995, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch,
Pierce, Fenner & Smith Inc. ("MLPF&S"), $719 for security price quotations to compute the net asset value of the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLPF&S, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended August 31, 1995 were $88,993,018 and $100,570,438, respectively.

Net realized and unrealized losses as of August 31, 1995 were as follows:


                                    Realized     Unrealized
                                     Losses        Losses

Long-term investments            $(1,408,602)   $(5,322,454)
                                 -----------    -----------
Total                            $(1,408,602)   $(5,322,454)
                                 ===========    ===========

As of August 31, 1995, net unrealized depreciation for financial reporting and Federal income tax purposes aggregated $5,322,454, of which $1,676,959 related to appreciated securities and $6,999,413 related to depreciated securities. The aggregate cost of investments at August 31, 1995 for Federal income tax purposes was $299,519,495.

4. Capital Share Transaction:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

For the six months ended August 31, 1995, shares issued and outstanding remained constant at 25,388,292. At August 31, 1995, total paid-in capital amounted to $240,827,187.

5. Unfunded Loan Interests:
As of August 31, 1995, the Fund had unfunded loan commitments of $2,500,000, which would be extended at the option of the borrower, pursuant to the following loan agreements:


                                                   Unfunded
                                                  Commitment
Borrower                                        (in thousands)

Marcus Cable Co.                                      $2,500


6. Short-Term Borrowings:
On June 16, 1993, the Fund entered into a credit facility with a syndicate of banks led by The Bank of New York consisting of a one-year $55,000,000 revolving credit facility bearing interest on outstanding balances at an alternate base rate plus 0.25% and/or LIBOR plus 1.25%, and of a two-year $25,000,000 term loan facility bearing interest on outstanding balances at an alternate base rate plus 0.50% and/or LIBOR plus 1.375%. On June 10, 1994, this credit facility and all outstanding balances thereunder were refinanced by a one-year $120,000,000 revolving credit facility extended by a syndicate of banks led by The Bank of New York and bearing interest on outstanding balances at the Federal Funds rate plus 1.125% and/or an alternate base rate plus 0.125% and/or LIBOR plus 1.125%. On June 9, 1995, the existing credit facility was extended for an additional year and amended to reduce applicable interest rates on outstanding balances to Federal Funds rate plus 0.75% and/or alternate base rate plus 0% and/or LIBOR plus 0.75%. For the six months ended August 31, 1995, the maximum amount borrowed was $86,000,000, the average amount borrowed was approximately $69,200,000, and the daily weighted average interest rate was 6.89%. For the year ended August 31, 1995, facility and commitment fees aggregated approximately $91,553.

7. Capital Loss Carryforward:
At February 28, 1995, the Fund had a net capital loss carryforward of approximately $5,318,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.



PER SHARE INFORMATION

Per Share
Selected Quarterly
Financial Data*
                                                                                                    Dividends/Distributions
                                                          Net           Realized    Unrealized
                                                       Investment        Gains         Gains       Net Investment   Capital
For the Quarter                                          Income         (Losses)      (Losses)         Income        Gains
September 1, 1993 to November 30, 1993                     $.22          $ .04          $ .06           $.20          --
December 1, 1993 to February 28, 1994                       .24            .04            .06            .24         $.02
March 1, 1994 to May 31, 1994                               .22           (.03)          (.49)           .20          --
June 1, 1994 to August 31, 1994                             .23           (.14)          (.05)           .21          --
September 1, 1994 to November 30, 1994                      .22           (.09)          (.17)           .21          --
December 1, 1994 to February 28, 1995                       .23           (.09)           .19            .22          .07
March 1, 1995 to May 31, 1995                               .24           (.02)           .20            .22          --
June 1, 1995 to August 31, 1995                             .25           (.04)          (.06)           .23          --

                                                            Net Asset Value                Market Price**
For the Quarter                                           High           Low            High            Low      Volume***
September 1, 1993 to November 30, 1993                    $9.77          $9.54         $10.125         $9.375      1,881
December 1, 1993 to February 28, 1994                      9.89           9.70           9.875          9.125      1,990
March 1, 1994 to May 31, 1994                              9.80           9.28           9.625          8.75       2,557
June 1, 1994 to August 31, 1994                            9.40           9.13           9.29           8.25       3,034
September 1, 1994 to November 30, 1994                     9.17           8.90           9.125          7.75       3,252
December 1, 1994 to February 28, 1995                      8.94           8.74           8.875          8.375      2,284
March 1, 1995 to May 31, 1995                              9.16           8.95           8.875          8.125      3,147
June 1, 1995 to August 31, 1995                            9.17           9.04           9.125          8.50       3,279

  *Calculations are based upon shares of Common Stock outstanding at the end of each quarter.
 **As reported in the consolidated transaction reporting system.
***In thousands.

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
N. John Hewitt, Senior Vice President
Donald C. Burke, Vice President
John W. Fraser, Vice President
R. Douglas Henderson, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian and Transfer Agent
The Bank of New York
110 Washington Street
New York, New York 10286

NYSE Symbol
ARK